Fair Value Measurements (Details) - Schedule of company determined the fair value of the Series C redeemable convertible preferred stock warrants using the Black-Scholes-Merton option-pricing model	3 Months Ended
Mar. 31, 2022
April 2013 Series C Warrants [Member]
Fair Value Measurements (Details) - Schedule of company determined the fair value of the Series C redeemable convertible preferred stock warrants using the Black-Scholes-Merton option-pricing model [Line Items]
Expected dividend rate	0.00%
Risk-free interest rate	0.24%
Expected volatility	46.00%
Expected term (in years)	2 years 4 months 20 days
November 2013 Series C Warrants [Member]
Fair Value Measurements (Details) - Schedule of company determined the fair value of the Series C redeemable convertible preferred stock warrants using the Black-Scholes-Merton option-pricing model [Line Items]
Expected dividend rate	0.00%
Risk-free interest rate	1.74%
Expected volatility	47.00%
Expected term (in years)	10 years